Exhibit 99.4

OPERATING AGREEMENT
经营协议

This Operating Agreement (this “Agreement”) is dated August 9, 2010, and is entered into in Xi’an City, Shaanxi Province, People’s Republic of China (“PRC” or “China”) by and among Orient New Energy (Xi’an) Co., Ltd. (“Party A”) and Xi’an Orient Petroleum Group  Co., Ltd. (“Xi’an Orient ” or “Party B”), and the shareholders holding 100% of the issued and outstanding equity interests of Party B (the “Shareholders of Party B” or “Party C”).  Party A, Party B, and Party C are each referred to in this Agreement as a “Party” and collectively as the “Parties.”

 本《经营协议》（“本协议”）由东方新能源（西安）有限公司（“甲方”）；西安东方石油集团有限公司 (“西安东方”或“乙方”）； 以及拥有乙方100%已发行的股权的股东（ “乙方股东”或“丙方”）协商一致，于2010年8月9日在中国陕西省西安市签订。甲方，乙方和丙方总称为“各 方”。

RECITALS
陈述

1.           Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in the research and development of chemicals and consulting service;

甲方为根据中国法成立的外商投资企业，专业开展化学制品研发和咨询业务；

2.
Party B is engaged in the wholesale of gas, coal oil, diesel oil; the sale and wholesale of lubricating oil, residual oil, fuel oil, naphtha, paraffin wax, asphaltum and wax-bearing oil; and the sale and wholesale of chemicals (excluding inflammable, explosive, hazardous chemicals) and petroleum special equipment. (collectively the “Business”);

乙方主要从事汽油、煤油、柴油的批发；润滑油、渣油、燃料油、石脑油、石蜡、沥青、蜡油的批发、零售；化工原料（不含易燃易爆危险品和专营）、石油专用设备和器材的批发、零售业务（总称为“业务”）；

3.           The Shareholders of Party B collectively own 100% of the equity interests of Party B;

乙方的股东拥有乙方100％的股权；

4.           Party A has established a business relationship with Party B pursuant to that certain Consulting Services Agreement dated August 9, 2010 (hereinafter “Consulting Services Agreement”);

甲方已经通过2010年8月9日签订的《咨询服务协议》（“服务协议”）和乙方建立了业务联系；

5.           Pursuant to that the Consulting Services Agreement, Party B is obligated to make regular payments of consulting services fee to Party A during the term of the Consulting Services Agreement.  However, no payment has yet been made, and Party B’s daily operation has a material effect on its ability to make such payments to Party A; and

根据服务协议，在服务协议有效期间，乙方有义务定期向甲方支付咨询服务费。但是，该费用还未被支付，并且乙方的日常经营对于其向甲方进行支付的能力具有重大的影响；与

6.           The Parties are entering into this Agreement to clarify certain matters in connection with Party B’s operations in order to ensure Party B’s ability to meet its obligations under the Consulting Services Agreement, including payment of consulting services fee.

为确认乙方有能力实现服务协议里的义务，包括支付咨询服务费，各方准备签订本协议以便理清和乙方经营有关的议题。

NOW THEREFORE, all Parties of this Agreement hereby agree as follows through negotiations:

鉴于此，通过双方协商，各方同意签订协议如下：

1.           Party A agrees, subject to Party B’s agreement to relevant provisions of this Agreement, to be Party B’s guarantor in connection with the contracts, agreements and transactions executed between Party B and any third party, and to provide full guarantee for the performance of such contracts, agreements or transactions by Party B.  Party B agrees, as a counter-guarantee, to pledge all of its relevant assets, including accounts receivable, to Party A.  Pursuant to such guarantee arrangement, Party A may, pursuant to Section 5, enter into written guarantee agreements with Party B’s counter-parties to assume guarantor liability, upon which Party B and Party C shall take all necessary actions (including, but not limited to, executing relevant documents and commencing relevant registrations) to carry out the counter-guarantee arrangements to be provided to Party A.

甲方同意，根据乙方所接受的本协议相关约定，作为乙方在和其经营有关的第三人的合同、协议和交易中的担保人，为乙方履行相关合同、协议或者交易提供完全的担保。乙方同意，作为反担保，向甲方提供其包括应收帐款在内的所有相关资产的质押。根据前述的担保安排，甲方可以根据第五条和乙方的相对方签订书面的担保合同以承担相关担保人应承担的责任。因此，乙方和丙方应当采取所有必要的行动（包括但不限于签订相关文件并且进行相关登记）以便实现向甲方提供的反担保。

Operating Agreement

2.           In consideration of Section 1 herein and to ensure the performance of the various arrangements between Party A and Party B, including related payment obligations of Party B to Party A, Party B and the Party C hereby jointly agree that Party B shall not, without the prior written consent of Party A, conduct any transactions which may materially affect the assets, obligations, rights or the operations of Party B (excluding proceeding with Party B’s normal business operation and the lien obtained by relevant counter parties due to such proceedings).  Such transactions shall include, without limitation the following:

考虑到本协议第一条的要求，为求保证甲乙双方之间达成的各类交易的履行,包括乙方向甲方应当支付的相关价款的支付，乙方及其股东丙方在此一致同意除非事先获得来自甲方的书面同意，乙方不应当进行任何能够实质性影响乙方财产、义务、权利或者经营的那些交易（排除乙方进行日常的业务活动以及相对方由此获得的担保权）。那些交易应包括但不局限于以下情形：

2.1           To borrow money from any third party or assume any debt;

向任何第三方借款或者承担任何债务;

2.2           To sell or acquire from any third party any asset or right, including, but not limited to, any intellectual property rights;

向任何第三方出售（或者购得）任何财产或者权利，包括但不限于任何知识产权;

2.3           To provide any guarantees to any third parties using its assets or intellectual property rights; or

以其拥有的财产和知识产权向任何第三方提供担保; 或

2.4           To assign to any third party its business agreements.

向任何第三方转让业务合同。

Operating Agreement

3.           In order to further ensure Party B’s performance of the various arrangements between Party A and Party B, including related payment obligations of Party B to Party A, Party B and Party C hereby jointly agree to accept the corporate policies provided by Party A in connection with Party B’s daily operations, financial management and the employment and dismissal of Party B’s employees.

为了更加保证乙方履行各类在甲方和乙方之间达成的各类交易，包括乙方对甲方相关帐款的支付义务，乙方及其股东丙方在此一致同意接受甲方提供的有关公司的政策的建议。相关政策有关乙方的日常经营，财政安排和乙方员工的解雇和雇佣。

4.           Party B and Party C hereby jointly agree that Party C shall appoint such individuals as recommended by Party A to be Directors of Party B, and shall appoint members of Party A’s senior management as Party B’s General Manager, Chief Financial Officer, and other senior officers.  If any member of such senior management leaves or is dismissed by Party A, he or she will lose the qualification to take any other position with Party B, and Party B shall appoint another member of Party A’s senior management as recommended by Party A to take such position.  The person recommended by Party A in accordance with this section shall have the qualifications necessary to be a Director, General Manager, Chief Financial Officer, and/or other relevant senior officers pursuant to applicable laws.

乙方与丙方在此一致同意丙方应当任命甲方推荐的人员担任乙方的董事，且应当任命甲方的高级经理人员担任乙方的总经理、首席财务官和其他公司的高级主管。如果以上任何公司的高级主管被甲方解雇或者自动离职，她/他自动丧失其在乙方的职务而乙方应当任命其他由甲方推荐的甲方高级管理人员以担任相关职务。甲方依照本协议规定 推荐的人员应当符合相关适用法律中涉及董事，总经理，首席财务官的资质规定。

5.           Party B, together with Party C, hereby jointly agree and confirm that Party B shall first seek guarantee from Party A if Party B requires any guarantee for its performance of any contract or loan in the course of its business operation.  Under such circumstances, Party A shall have the right, but not the obligation, to provide the appropriate guarantee to Party B at its sole discretion.  If Party A decides not to provide such guarantee, Party A shall issue a written notice to Party B immediately and Party B shall seek a guarantee from other third party.

乙方及其股东丙方在此一致同意并且确认乙方在经营中因为合同履行或者贷款而需要担保时，应当首先向甲方寻求此类担保。在这种情况下，甲方拥有权利（非义务）依据自身判断向乙方提供合适的担保。如果甲方决定不提供此类担保，那么甲方应当立即向乙方发出书面通知并且乙方应当寻求其他第三方获得此类担保。

Operating Agreement

6.           In the event that any of the agreements between Party A and Party B terminates or expires, Party A shall have the right, but not the obligation, to terminate all agreements between Party A and Party B, including, but not limited to, the Consulting Services Agreement.

在甲方和乙方之间的协议终止或者到期的情况下，甲方拥有（非义务）终止甲乙双方之间的所有协议（包括但不限于服务协议）的权利。

7.           Any amendment to this Agreement shall be made in writing.  The amendments duly executed by all Parties shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

任何本协议的修正和补充应当以书面提供。各方签署的相关修正和补充应当视作本协议的一部份并且应当和本协议拥有相同的法律效力。

8.           If any provision or provisions of this Agreement shall be held to be invalid, illegal, unenforceable or in conflict with the laws and regulations of the jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

如果根据相关法律，任何条款被视作无效、非法或者不可执行或与法域内的法律法规相冲突，那么该类条款应当仅在该类法域的范围内无效并且不会影响本协议中的其他条款。

9.           Party B and Party C shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A.  Party B and Party C hereby agree that Party A may assign its rights and obligations under this Agreement if necessary and such transfer shall only be subject to a written notice sent to Party B and Party C by Party A, and no any further consent from Party B or Party C will be required.

乙方和丙方不应当在未获得甲方事先书面同意的情况下将本协议中相关权利和义务转让给任何第三方。乙方和丙方在此同意甲方在需要时可以将其在本协议中的权利和义务进行转让，并且相关转让仅取决于甲方向乙方和丙方发出的书面通知，并且无需自乙方或丙方获得任何进一步的同意。

10.           The Parties hereby acknowledge and agree the confidentiality of all oral and written materials exchanged relating to this Agreement.  No Party shall disclose the confidential information to any other third party without the other Party’s prior written approval, unless: (a) it was in the public domain at the time it was communicated (unless it entered the public domain without the authorization of the disclosing Party); (b) the disclosure was in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure was required by any of the Party’s legal counsel or financial consultant for the purpose of the transaction of this Agreement.  However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof.  The disclosure of confidential information by employees or agents of any Party is deemed to be an act of such Party, and such Party shall bear all liabilities of the breach of confidentiality.  If any provision of this Agreement is found by a proper authority to be unenforceable or invalid, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole.

各方认识到并且确认任何通过口头或者书面传递的与本协议有关的材料均为机密。各方应当对此类文件采取保密措施并且在没有获得其他方书面同意的情况下不向任何第三方泄露，除非：（a）提供时已被公众知晓。（排除接受方在未获授权的情况下将此类文件向公众公开）；（b）任何依照适用的法律法规及证券交易规则所做的披露；（ c）应一方法律顾问或者财务顾问为本协议项下的交易而要求进行的披露，但是该法律顾问和财务顾问也应当遵守本协议的保密规定。各方的雇员或者代理人所做的披露应当视作该方所做的披露，并且该方应当承担所有违反本协议保密条款的责任。本协议任何规定被恰当的监管当局判定为不可执行或者无效，并不就此得出本协议作为一个整体不可执行或无效的结论。

Operating Agreement

11.           This Agreement shall be governed and construed in accordance with PRC law.

本协议应当适用中华人民共和国法律并进行解释。

12.           The Parties shall strive to settle any disputes arising from the interpretation or performance of this Agreement through amicable negotiations. If such dispute cannot be settled, any Party may submit such dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall abide by the current rules of CIETAC, and the arbitration proceedings shall be conducted in Shanghai, China in Chinese. The judgment of the arbitration shall be final and binding upon the Parties.

各方应当尽力通过友好协商解决任何对于本协议的解释和履行而产生的纠纷。如果无法通过协商解决纠纷，每一方都可以诉诸中国贸促会仲裁委员会并接受其现有规则进行仲裁。仲裁地为上海。仲裁程序以中文进行。任何仲裁裁决应当为终局的并且对协议各方具有约束力。

13.           This Agreement shall be executed by a duly authorized representative of each Party as of the date first written above and becomes effective simultaneously.

本协议应由各方授权的代表在首页确定的日期签署，在签署的同时本协议生效。

Operating Agreement

14.           The Parties confirm that this Agreement shall constitute the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous verbal and written agreements and understandings.

各方确认本协议应当就其中规定的事项构成一份完整的协议，并且应当替代所有以前达成的所有口头和书面的协议和谅解。

15.           The term of this Agreement is twenty (20) years unless early terminated in accordance with the relevant provisions herein or by any other agreements reached by all Parties. The term may only be extended upon Party A’s written confirmation prior to the expiration of this Agreement and the extended term shall be determined by the Parties hereto through mutual negotiations.

本协议期限是二十年，除非根据相应规定提前终止或者各方另行达成协议。本协议只能由甲方在到期时通过书面协议进行继展，并且继展期只能通过双方协商确定。

16.           This Agreement shall be terminated on the expiration date unless it is renewed in accordance with the relevant provisions herein.  During the effective term of this Agreement, neither Party B nor Party C may terminate this Agreement.  Party A shall have the right to terminate this Agreement at any time by giving a thirty (30) day prior written notice to Party B and Party C.

除非根据本协议相应规定终止，本协议应当在到期时终止。在有效期间，乙方和丙方都不得终止本协议。甲方有权通过提前三十天发出书面通知的方式，在任何时间终止本协议。

17.           This Agreement has been executed in four (4) duplicate originals in English.  Each Party has received one (1) original, and all originals shall be equally valid.

本协议一式四份，以英语签署，每一方保留一份并且每一份拥有相同的效力。

[SIGNATURE PAGE FOLLOWS]
 [以下是签字页]

Operating Agreement

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:	Orient New Energy (Xi’an) Co., Ltd.
甲方：	东方新能源（西安） 有限公司

Legal/Authorized Representative:	/s/ YAO Anping
法定代表人/或被授权人(签字)

Name: YAO Anping
姓名: 姚安平

Title: Legal Representative
职务: 法定代表人

PARTY B:	Xi’an Orient Petroleum Group Co., Ltd.
乙方：	西安东方石油集团有限公司

Legal/Authorized Representative:	/s/ YAO Anping
法定代表人/或被授权人（签字）

Name: YAO Anping
姓名: 姚安平

Title: Legal Representative
职务: 法定代表人

Operating Agreement

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B
乙方股东签字页

Shareholders of Xi’an Orient Petroleum Group

西安东方石油集团有限公司的股东:

/s/ YAO Anping
姚安平 YAO Anping ID Card No.: _________________ 身份证号：_________________ Owns 92.0% of Xi’an Orient 持有西安东方股权92.0%

/s/ TIAN Songling
田松岭 TIAN Songling ID Card No.: _________________ 身份证号：_________________ Owns 3.0% of Xi’an Orient 持有西安东方股权3.0%

(Seal)
西安海洋石化工程建设有限公司 Xi’an Sea Petroleum & Chemical Co., Ltd Owns 5.0% of Xi’an Orient 持有西安东方股权5.0%

Operating Agreement